EXHIBIT 99.1

Contact:	Franklin Resources, Inc.

Investor Relations: Lisa Shirley (650) 312-4091

Corporate Communications: Lisa Gallegos (650) 312-3395

franklintempleton.com

____________________________________________________________________________________

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Fourth Quarter Results

San Mateo, CA, October 26, 2006 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $381.7 million, or $1.49 per share diluted, on revenues of $1,297.2 million for the quarter ended September 30, 2006. In the quarter ended June 30, 2006, net income was $371.4 million, or $1.41 per share diluted, on revenues of $1,317.3 million. For the quarter ended September 30, 2005, net income was $334.5 million, or $1.28 per share diluted, on revenues of $1,163.2 million.

Operating income for the quarter ended September 30, 2006 was $427.1 million, as compared to $452.0 million for the prior quarter and $368.5 million for the quarter ended September 30, 2005. The company’s non-operating income for the quarter ended September 30, 2006 included $57.8 million of investment and other income, net, as compared to $52.3 million in the prior quarter and $49.6 million for the quarter ended September 30, 2005.

Assets under management by the company’s subsidiaries were $511.3 billion at September 30, 2006, as compared to $490.1 billion at June 30, 2006 and $453.1 billion at September 30, 2005. Simple monthly average assets under management during the quarter ended September 30, 2006 were $500.4 billion compared to $494.6 billion in the preceding quarter and $440.5 billion in the same quarter a year ago. Equity assets comprised 59% of total assets under management at September 30, 2006, as compared to 60% for the previous quarter and 58% at September 30, 2005. Fixed-income assets comprised 22% of total assets under management at September 30, 2006 and June 30, 2006, as compared to 23% at September 30, 2005. Hybrid assets accounted for 18% of total assets under management at September 30, 2006, as compared to 17% at June 30, 2006 and September 30, 2005. Sales exceeded redemptions by $2.4 billion for the quarter ended September 30, 2006, as compared to $1.3 billion for the prior quarter and $8.0 billion for the comparable quarter a year ago.

Fiscal Fourth Quarter 2006 Highlights

Performance and Products1,2

(See important footnotes in the “Supplemental Information” section at the end of the release.)

•

86% of Franklin Templeton’s long-term mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 87% for the five-year period and 93% for the 10-year period ended September 30, 2006. [3,4]

•

80% of Franklin Templeton’s equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 81% for the five-year period and 91% for the 10-year period ended September 30, 2006. [3,5]

•

100% of Franklin Templeton’s fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three- and five-year periods, and 99% for the 10-year period ended September 30, 2006. [3,6]

•

87% of Franklin equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 91% for the five-year period and 87% for the 10-year period ended September 30, 2006. [3,7]

•

64% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 63% for the five-year period and 90% for the 10-year period ended September 30, 2006. [3,8]

•

96% of Mutual Series equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, and 100% for the five- and 10-year periods ended September 30, 2006. [3,9]

•

98% of Franklin Templeton’s taxable fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 100% for the five-year period and 97% for the 10-year period ended September 30, 2006.[3,10]

•

100% of Franklin Templeton's tax-free fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-, five- and 10-year periods ended September 30, 2006. [3,11]

•

Franklin Income Fund ranked in the top quintile of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group for total return among 400, 279, 219 and 93 funds for the one-, three-, five- and 10-year periods ended September 30, 2006. The fund received a Lipper Leader award for Total Return, and was rated 5 stars overall by Morningstar among 300 Conservative Allocation funds as of September 30, 2006. [12,21,22]

•

Franklin Flex Cap Growth Fund ranked in the top two quartiles of the Lipper Multi-Cap Growth Funds peer group for total return among 427, 366, 295 and 101 funds for the one-, three-, five- and 10-year periods ended September 30, 2006. The fund received a Lipper Leader award for Expense as of September 30, 2006. [13,21]

•

Templeton World Fund ranked in the top two quartiles of the Lipper Global Multi-Cap Core Funds peer group for total return among 89, 58, 48 and 15 funds for the one-, three-, five- and 10-year periods ended September 30, 2006. The fund received a Lipper Leader award for Total Return, and was rated 4 stars overall by Morningstar among 406 World Stock funds as of September 30, 2006. [14,21,22]

•

Mutual Shares Fund ranked in the top two quartiles of the Lipper Multi-Cap Value Funds peer group for total return among 487, 371, 272 and 107 funds for the one-, three-, five- and 10-year periods ended September 30, 2006. The fund received a Lipper Leader award for Preservation, and was rated 4 stars overall by Morningstar among 1,115 Large Value funds as of September 30, 2006. [15,21,22]

•

Mutual Beacon Fund ranked in the top quintile of the Lipper Multi-Cap Core Funds peer group for total return among 845, 595, 440 and 162 funds for the one-, three-, five- and 10-year periods ended September 30, 2006. The fund received Lipper Leader awards for Total Return, Consistent Return and Preservation, and was rated 4 stars overall by Morningstar among 1,115 Large Value funds as of September 30, 2006. [16,21,22]

•

Mutual Financial Services Fund ranked in the top quintile of the Lipper Financial Services Funds peer group for total return among 121, 103 and 94 funds for the one-, three- and five-year periods ended September 30, 2006. The fund received Lipper Leader awards for Total Return and Preservation, and was rated 4 stars overall by Morningstar among 127 Specialty-Financial funds as of September 30, 2006. [17,21,22]

•

Franklin Federal Tax-Free Income Fund ranked in the top two quartiles of the Lipper General Municipal Debt Funds peer group for total return among 256, 247, 220 and 145 funds for the one-, three-, five- and

10-year periods ended September 30, 2006. The fund received Lipper Leader awards for Total Return, Consistent Return, Expense and Tax Efficiency, and was rated 4 stars overall by Morningstar among 286 Muni National Long funds as of September 30, 2006. 18,21,22

•

Franklin California High Yield Municipal Fund ranked in the top decile of the Lipper California Municipal Debt Funds peer group for total return among 121, 115, 97 and 73 funds for the one-, three-, five- and 10-year periods ended September 30, 2006. The fund received Lipper Leader awards for Total Return, Consistent Return and Tax Efficiency, and was rated 5 stars overall by Morningstar among 162 Muni California Long funds as of September 30, 2006. [19,21,22]

•

Templeton Global Bond Fund ranked in the top decile of the Lipper Global Income Funds peer group for total return among 99, 93, 76 and 52 funds for the one-, three-, five- and 10-year periods ended September 30, 2006. The fund received a Lipper Leader award for Total Return, and was rated 5 stars overall by Morningstar among 155 World Bond funds as of September 30, 2006. [20,21,22]

Performance quoted represents past performance, which cannot predict or guarantee future results.

Global Business Developments

•      For the second consecutive quarter, in a survey of shareholder satisfaction conducted by National Quality Review, a third party customer service evaluator, 94% of customers responded that they would recommend Franklin Templeton Investments to others.

• franklintempleton.com was the only website to place in the top five in both the consumers and financial professionals categories in DALBAR’s most recent quarterly ranking of mutual fund websites.

•      Asiamoney magazine named Mark Mobius, managing director of Templeton Asset Management Ltd., one of the 100 most powerful and influential people in business and finance throughout the Asia-Pacific region.

• Franklin Resources, Inc. announced that it has taken full control of Bradesco Templeton Asset Management Ltda., which will now be known as Franklin Templeton Investimentos (Brasil) Ltda.
• Assets under management exceeded $10 billion in Taiwan and $5 billion in India.
• Approximately 2,000 investment professionals, investors and members of the public attended Franklin Templeton’s Outlook and Opportunities Forum 2006 in Toronto, Canada.

•      Launched Franklin Balanced Fund in the United States, which seeks both income and capital appreciation by investing in stocks, convertible securities and fixed income securities, as well as the Templeton Emerging Markets Small Cap Fund in early October, the first actively managed, dedicated emerging markets small-cap fund for U.S. retail investors.

•      Franklin Templeton Retirement Target Funds were introduced to provide U.S. investors with professional asset allocation and access to the time-tested investment approaches of Franklin, Templeton and Mutual Series in a single lifecycle portfolio.

• Darby Overseas Investments, Ltd. and Hana Bank announced the close of the jointly managed Korea Emerging Infrastructure Fund.
• The company ran a major advertising campaign focused on Mutual Series products, with ads appearing in The Wall Street Journal and other key print and online publications.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except assets under management and per share data)	Three months ended September 30			Year ended September 30
	2006	2005	% Change	2006	2005	% Change
Operating Revenues
Investment management fees	$764,458	$655,327	17%	$2,963,927	$2,456,518	21%
Underwriting and distribution fees	448,484	426,941	5%	1,756,000	1,531,610	15%
Shareholder servicing fees	64,365	62,675	3%	259,295	254,763	2%
Consolidated sponsored investment products income, net	2,123	1,132	88%	7,712	4,414	75%
Other, net	17,799	17,086	4%	63,792	62,793	2%
Total operating revenues	1,297,229	1,163,161	12%	5,050,726	4,310,098	17%
Operating Expenses
Underwriting and distribution	417,361	387,682	8%	1,641,401	1,406,137	17%
Compensation and benefits	243,906	207,906	17%	936,254	870,293	8%
Information systems, technology and occupancy	80,464	77,000	4%	302,341	286,866	5%
Advertising and promotion	48,684	43,237	13%	156,460	137,298	14%
Amortization of deferred sales commissions	34,242	31,114	10%	129,873	122,470	6%
Amortization of intangible assets	2,663	4,351	(39%)	14,022	17,459	(20%)
Intangible assets impairment	—	—	—	68,400	—	N/A
Provision for governmental investigations, proceedings and actions, net	—	—	—	—	33,658	(100%)
Other	42,857	43,339	(1%)	168,594	147,541	14%
Total operating expenses	870,177	794,629	10%	3,417,345	3,021,722	13%
Operating income	427,052	368,532	16%	1,633,381	1,288,376	27%
Other Income (Expenses)
Consolidated sponsored investment products gains, net	14,170	10,108	40%	33,624	29,121	15%
Investment and other income, net	57,757	49,587	16%	197,782	137,401	44%
Interest expense	(6,226)	(8,798)	(29%)	(29,221)	(34,043)	(14%)
Other income, net	65,701	50,897	29%	202,185	132,479	53%
Income before taxes on income	492,753	419,429	17%	1,835,566	1,420,855	29%
Taxes on income	111,084	84,934	31%	567,998	363,224	56%
Net income	$381,669	$334,495	14%	$1,267,568	$1,057,631	20%

Earnings per Share
Basic	$1.51	$1.33	14%	$4.97	$4.22	18%
Diluted	1.49	1.28	16%	4.86	4.06	20%

Dividends per share	$0.12	$0.10	20%	$0.48	$0.40	20%
Special cash dividend	$—	$—	—	$—	$2.00	(100%)

Average Shares Outstanding (in thousands)
Basic	252,140	251,301	—	255,234	250,472	2%
Diluted	255,429	263,981	(3%)	261,692	262,561	—
Operating Margin[1]	33%	32%	—	32%	30%	—
Assets Under Management (in millions)
Beginning of period	$490,134	$425,403	15%	$453,065	$361,860	25%
Sales	30,470	31,504	(3%)	128,753	122,519	5%
Reinvested distributions	1,261	1,053	20%	13,928	8,322	67%
Redemptions	(28,075)	(23,509)	19%	(116,617)	(86,532)	35%
Distributions	(1,753)	(1,613)	9%	(17,279)	(10,829)	60%
Acquisitions	—	—	—	242	83	192%
Appreciation	19,293	20,227	(5%)	49,238	57,642	(15%)
End of period	$511,330	$453,065	13%	$511,330	$453,065	13%
Simple Monthly Average for Period	$500,386	$440,465	14%	$482,384	$410,758	17%

1 Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except per share data)
	Three months ended
	30-Sep-06	30-Jun-06	% Change	31-Mar-06	31-Dec-05	30-Sep-05
Operating Revenues
Investment management fees	$764,458	$786,015	(3%)	$726,015	$687,439	$655,327
Underwriting and distribution fees	448,484	447,136	—	445,501	414,879	426,941
Shareholder servicing fees	64,365	65,593	(2%)	65,065	64,272	62,675
Consolidated sponsored investment products income, net	2,123	2,753	(23%)	2,558	278	1,132
Other, net	17,799	15,778	13%	15,631	14,584	17,086
Total operating revenues	1,297,229	1,317,275	(2%)	1,254,770	1,181,452	1,163,161
Operating Expenses
Underwriting and distribution	417,361	430,727	(3%)	413,236	380,077	387,682
Compensation and benefits	243,906	242,686	1%	231,182	218,480	207,906
Information systems, technology and occupancy	80,464	74,082	9%	73,900	73,895	77,000
Advertising and promotion	48,684	41,309	18%	36,130	30,337	43,237
Amortization of deferred sales commissions	34,242	31,514	9%	32,115	32,002	31,114
Amortization of intangible assets	2,663	2,650	—	4,356	4,353	4,351
Intangible assets impairment	—	—	—	68,400	—	—
Other	42,857	42,321	1%	45,694	37,722	43,339
Total operating expenses	870,177	865,289	1%	905,013	776,866	794,629
Operating income	427,052	451,986	(6%)	349,757	404,586	368,532
Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	14,170	(8,352)	N/A	16,992	10,814	10,108
Investment and other income, net	57,757	52,271	10%	55,388	32,366	49,587
Interest expense	(6,226)	(6,682)	(7%)	(7,125)	(9,188)	(8,798)
Other income, net	65,701	37,237	76%	65,255	33,992	50,897
Income before taxes on income	492,753	489,223	1%	415,012	438,578	419,429
Taxes on income	111,084	117,809	(6%)	218,496	120,609	84,934
Net income	$381,669	$371,414	3%	$196,516	$317,969	$334,495

Earnings per Share
Basic	$1.51	$1.44	5%	$0.76	$1.26	$1.33
Diluted	1.49	1.41	6%	0.74	1.21	$1.28

Dividends per share	$0.12	$0.12	—	$0.12	$0.12	$0.10

Average Shares Outstanding (in thousands)
Basic	252,140	257,592	(2%)	258,110	253,208	251,301
Diluted	255,429	262,876	(3%)	265,437	265,066	263,981
Operating Margin[1]	33%	34%	—	28%	34%	32%

Employees	7,982	7,817	2%	7,540	7,290	7,156
Billable Shareholder Accounts (in millions)	17.7	18.7	(5%)	17.6	17.1	16.6

1 Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Summary Balance Sheet
(in thousands)	Preliminary
	Unaudited
	September 30, 2006	September 30, 2005
Assets
Current assets	$4,977,830	$4,620,588
Banking/finance assets	1,196,472	915,140
Non-current assets	3,343,126	3,358,199
Total assets	$9,517,428	$8,893,927

Liabilities and Stockholders’ Equity
Current liabilities	$971,999	$851,897
Banking/finance liabilities	955,967	804,802
Non-current liabilities	804,000	1,476,737
Total liabilities	2,731,966	3,133,436
Minority interest	95,795	76,107
Total stockholders’ equity	6,689,667	5,684,384
Total liabilities and stockholders’ equity	$9,517,428	$8,893,927

Ending Shares of Common Stock Outstanding	253,249	252,745

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)	Three months ended
	30-Sep-06	30-Jun-06	% Change	31-Mar-06	31-Dec-05	30-Sep-05
Equity
Global/international	$217.6	$209.7	4%	$210.8	$193.9	$185.7
Domestic (U.S.)	84.4	82.1	3%	84.8	79.6	77.9
Total equity	302.0	291.8	3%	295.6	273.5	263.6

Hybrid	90.6	84.6	7%	83.5	79.7	78.4

Fixed-Income
Tax-free	55.6	54.1	3%	54.3	53.9	53.8
Taxable:
Domestic (U.S.)	32.4	31.3	4%	31.7	32.5	32.7
Global/international	24.4	22.4	9%	20.9	19.6	18.7
Total fixed-income	112.4	107.8	4%	106.9	106.0	105.2

Money Market	6.3	5.9	7%	5.6	5.6	5.9

Total Ending Assets	$511.3	$490.1	4%	$491.6	$464.8	$453.1
Simple Monthly Average Assets	$500.4	$494.6	1%	$481.2	$453.3	$440.5

ASSETS UNDER MANAGEMENT AND FLOWS
(in billions)	Three months ended
	30-Sep-06	30-Jun-06	% Change	30-Sep-05	% Change
Beginning Assets Under Management	$490.1	$491.6	—	$425.4	15%
U.S. retail assets
Beginning assets	$293.2	$295.0	(1%)	$260.3	13%
Sales	14.5	14.7	(1%)	15.3	(5%)
Reinvested distributions	1.0	2.6	(62%)	0.8	25%
Redemptions	(11.3)	(13.2)	(14%)	(9.5)	19%
Distributions	(1.5)	(3.2)	(53%)	(1.4)	7%
Appreciation (depreciation)	11.3	(2.7)	N/A	9.8	15%
Ending assets	$307.2	$293.2	5%	$275.3	12%
Other assets, including international and institutional
Beginning assets	$196.9	$196.6	—	$165.1	19%
Sales	15.9	20.7	(23%)	16.2	(2%)
Reinvested distributions	0.3	0.3	—	0.2	50%
Redemptions	(16.8)	(20.8)	(19%)	(14.0)	20%
Distributions	(0.3)	(0.3)	—	(0.2)	50%
Acquisitions	—	0.2	(100%)	—	—
Appreciation	8.1	0.2	3,950%	10.5	(23%)
Ending assets	$204.1	$196.9	4%	$177.8	15%
Total Ending Assets	$511.3	$490.1	4%	$453.1	13%
Total Assets Under Management
Beginning assets	$490.1	$491.6	—	$425.4	15%
Sales	30.4	35.4	(14%)	31.5	(3%)
Reinvested distributions	1.3	2.9	(55%)	1.0	30%
Redemptions	(28.1)	(34.0)	(17%)	(23.5)	20%
Distributions	(1.8)	(3.5)	(49%)	(1.6)	13%
Acquisitions	—	0.2	(100%)	—	—
Appreciation (depreciation)	19.4	(2.5)	N/A	20.3	(4%)
Ending assets	$511.3	$490.1	4%	$453.1	13%

Note: Institutional assets totaling approximately $37.6 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table. Total institutional and high net-worth assets at September 30, 2006 were approximately $161.0 billion, of which high net-worth assets comprised $11.6 billion.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE
	Three months ended
(in billions)	30-Sep-06	30-Jun-06	30-Sep-05
Global/international equity
Beginning assets	$209.7	$210.8	$168.0
Sales	10.2	15.2	11.8
Reinvested distributions	0.1	0.5	—
Redemptions	(12.5)	(15.6)	(8.9)
Distributions	(0.1)	(0.6)	(0.1)
Acquisitions	—	0.2	—
Appreciation (depreciation)	10.2	(0.8)	14.9
Ending assets	217.6	209.7	185.7
Domestic (U.S.) equity
Beginning assets	82.1	84.8	74.5
Sales	4.0	4.2	4.2
Reinvested distributions	—	1.0	—
Redemptions	(3.8)	(4.7)	(4.3)
Distributions	—	(1.0)	—
Appreciation (depreciation)	2.1	(2.2)	3.5
Ending assets	84.4	82.1	77.9
Hybrid
Beginning assets	84.6	83.5	73.3
Sales	4.5	3.7	5.4
Reinvested distributions	0.5	0.6	0.4
Redemptions	(2.1)	(2.5)	(1.9)
Distributions	(0.7)	(0.8)	(0.6)
Appreciation	3.8	0.1	1.8
Ending assets	90.6	84.6	78.4
Tax-free income
Beginning assets	54.1	54.3	53.5
Sales	1.7	1.8	1.8
Reinvested distributions	0.3	0.3	0.3
Redemptions	(1.6)	(1.7)	(1.2)
Distributions	(0.6)	(0.6)	(0.5)
Appreciation (depreciation)	1.7	—	(0.1)
Ending assets	55.6	54.1	53.8
Taxable fixed-income
Beginning assets	53.7	52.6	50.4
Sales	5.3	5.7	5.6
Reinvested distributions	0.3	0.4	0.3
Redemptions	(3.7)	(4.7)	(4.6)
Distributions	(0.3)	(0.4)	(0.3)
Appreciation	1.5	0.1	—
Ending assets	56.8	53.7	51.4
Money market
Beginning assets	5.9	5.6	5.7
Sales	4.7	4.8	2.7
Reinvested distributions	0.1	0.1	—
Redemptions	(4.4)	(4.8)	(2.6)
Distributions	(0.1)	(0.1)	(0.1)
Appreciation	0.1	0.3	0.2
Ending assets	6.3	5.9	5.9
Ending Assets Under Management	$511.3	$490.1	$453.1

Conference Call Information

On Thursday, October 26, 2006, Franklin Resources, Inc. [NYSE:BEN] President and Chief Executive Officer, Greg Johnson, and Senior Vice President, Chief Financial Officer and Treasurer, Ken Lewis, will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 645-0197 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through November 10, 2006. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 8625815, after 5:30 p.m. Eastern Time on October 26, 2006, through 11:59 p.m. Eastern Time on November 10, 2006.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $511 billion in assets under management at September 30, 2006. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.

Morningstar ratings, Lipper total return rankings and Lipper Leader awards for Franklin Templeton U.S.-based funds (or U.S.-registered funds) are based on Class A shares, with the exception of Lipper rankings for Mutual Series funds (other than Mutual Recovery Fund), which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges or Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 8/31/06 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 145 peer groups of U.S. retail mutual funds, and the groups vary in size from 5 to 929 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

Lipper Performance Rankings of Franklin Templeton’s Long-Term Mutual Funds (see also footnote 2 above)

FRANKLIN TEMPLETON

Quartile	Time Periods Ended September 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	81%	86%	87%	93%
3rd & 4th	19%	14%	13%	7%

FRANKLIN TEMPLETON EQUITY

Quartile	Time Periods Ended September 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	76%	80%	81%	91%
3rd & 4th	24%	20%	19%	9%

FRANKLIN TEMPLETON FIXED INCOME

Quartile	Time Periods Ended September 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	91%	100%	100%	99%
3rd & 4th	9%	0%	0%	1%

FRANKLIN EQUITY

Quartile	Time Periods Ended September 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	79%	87%	91%	87%
3rd & 4th	21%	13%	9%	13%

TEMPLETON EQUITY

Quartile	Time Periods Ended September 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	62%	64%	63%	90%
3rd & 4th	38%	36%	37%	10%

MUTUAL SERIES EQUITY

Quartile	Time Periods Ended September 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	100%	96%	100%	100%
3rd & 4th	0%	4%	0%	0%

FRANKLIN TEMPLETON TAXABLE FIXED INCOME

Quartile	Time Periods Ended September 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	96%	98%	100%	97%
3rd & 4th	4%	2%	0%	3%

FRANKLIN TEMPLETON TAX-FREE FIXED INCOME

Quartile	Time Periods Ended September 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	90%	100%	100%	100%
3rd & 4th	10%	0%	0%	0%

4.

Source: Lipper® Inc., 9/30/06. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 33, 47, 49 and 40 funds ranked in the top quartile and 41, 25, 24 and 20 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 9/30/06. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 18, 13, 16 and 14 funds ranked in the top quartile and 15, 17, 14 and 6 funds ranked in the second quartile, for the one-, three, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 9/30/06. Of the eligible Franklin Templeton non-money market fixed income mutual funds tracked by Lipper, 15, 34, 33 and 26 funds ranked in the top quartile and 26, 8, 10 and 14 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 9/30/06. Of the eligible Franklin equity mutual funds tracked by Lipper, 13, 8, 10 and 7 funds ranked in the top quartile and 8, 11, 10 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 9/30/06. Of the eligible Templeton equity mutual funds tracked by Lipper, 2, 2, 3 and 2 funds ranked in the top quartile and 3, 4, 1 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 9/30/06. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 3, 3, 3 and 5 funds ranked in the top quartile and 4, 2, 3 and 0 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 9/30/06. Of the eligible Franklin Templeton non-money market taxable fixed income mutual funds tracked by Lipper, 5, 6, 5 and 4 funds ranked in the top quartile and 4, 3, 5 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 9/30/06. Of the eligible Franklin Templeton non-money market tax-free fixed income mutual funds tracked by Lipper, 10, 28, 28 and 22 funds ranked in the top quartile and 22, 5, 5 and 11 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 9/30/06. Franklin Income Fund Class A ranked 49 in a universe of 400 funds in Lipper's "Mixed-Asset Target Allocation Moderate Funds" group for the one-year period, 22 of 279 for the three-year period, 3 of 219 for the five-year period and 3 of 93 for the 10-year period.

13.

Source: Lipper® Inc., 9/30/06. Franklin Flex Cap Growth Fund Class A ranked 164 in a universe of 427 funds in Lipper's "Multi-Cap Growth Funds" group for the one-year period, 126 of 366 for the three-year period, 65 of 295 for the five-year period and 18 of 101 for the 10-year period.

14.

Source: Lipper® Inc., 9/30/06. Templeton World Fund Class A ranked 35 in a universe of 89 funds in Lipper's "Global Multi-Cap Core Funds" group for the one-year period, 16 of 58 for the three-year period, 6 of 48 for the five-year period and 3 of 15 for the 10-year period.

15.

Source: Lipper® Inc., 9/30/06. Mutual Shares Fund Class Z ranked 158 in a universe of 487 funds in Lipper's "Multi-Cap Value Funds" group for the one-year period, 159 of 371 for the three-year period, 82 of 272 for the five-year period and 16 of 107 for the 10-year period.

16.

Source: Lipper® Inc., 9/30/06. Mutual Beacon Fund Class Z ranked 29 in a universe of 845 funds in Lipper's "Multi-Cap Core Funds" group for the one-year period, 32 of 595 for the three-year period, 43 of 440 for the five-year period and 28 of 162 for the 10-year period.

17.

Source: Lipper® Inc., 9/30/06. Mutual Financial Services Fund Class Z ranked 22 in a universe of 121 funds in Lipper's "Financial Services Funds" group for the one-year period, 16 of 103 for the three-year period and 13 of 94 for the five-year period.

18.

Source: Lipper® Inc., 9/30/06. Franklin Federal Tax-Free Income Fund Class A ranked 67 in a universe of 256 funds in Lipper's "General Municipal Debt Funds" group for the one-year period, 25 of 247 for the three-year period, 36 of 220 for the five-year period and 34 of 145 for the 10-year period.

19.

Source: Lipper® Inc., 9/30/06. Franklin California High Yield Municipal Fund Class A ranked 3 in a universe of 121 funds in Lipper's "California Municipal Debt Funds" group for the one-year period, 4 of 115 for the three-year period, 5 of 97 for the five-year period and 5 of 73 for the 10-year period.

20.

Source: Lipper® Inc., 9/30/06. Templeton Global Bond Fund Class A ranked 2 in a universe of 99 funds in Lipper's "Global Income Funds" group for the one-year period, 4 of 93 for the three-year period, 2 of 76 for the five-year period and 5 of 52 for the 10-year period.

21.

Source: Lipper® Inc., 9/30/06. A Lipper Leaders distinction does not imply that a fund named as a Lipper Leader had the best performance in its category. Lipper Leader awards are based on Class A shares. Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures. Lipper ratings are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds (e.g., large-cap core, general U.S. Treasury, etc.). The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Consistent Return, Total Return, Preservation, Tax-Efficiency, and Expense metrics over three-, five- and 10-year periods (if applicable). 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4 and the lowest 20% are scored 5. Franklin Income Fund, in Lipper's Mixed-Asset Target Allocation Moderate Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [279], Lipper Leader [219], Lipper Leader [93]. Franklin Flex Cap Growth Fund, in Lipper’s Multi-Cap Growth Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Expense: Lipper Leader [130], Lipper Leader

[116], 2 [53]. Templeton World Fund, in Lipper’s Global Multi-Cap Core Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: 2 [58], Lipper Leader [48], Lipper Leader [15]. Mutual Shares Fund, in Lipper’s Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Preservation (in Equity asset class): Lipper Leader [8233], Lipper Leader [6514], N/A [N/A]. Mutual Beacon Fund, in Lipper’s Multi-Cap Core Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [595], Lipper Leader [440], N/A [N/A]; Consistent Return: 2 [576], 2 [432], N/A [N/A]; Preservation (in Equity asset class): Lipper Leader [8233], Lipper Leader [6514], N/A [N/A]. Mutual Financial Services Fund, in Lipper’s Financial Services Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [103], Lipper Leader [94], N/A [N/A]; Preservation (in Equity asset class): Lipper Leader [8233], Lipper Leader [6514], N/A [N/A]. Franklin Federal Tax-Free Income Fund, in Lipper’s General Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [247], Lipper Leader [220], 2 [145]; Consistent Return: Lipper Leader [237], Lipper Leader [212], 2 [115]; Expense: Lipper Leader [106], Lipper Leader [97], Lipper Leader [77]; Tax Efficiency: 3 [247], Lipper Leader [220], Lipper Leader [145]. Franklin California High Yield Municipal Fund, in Lipper’s California Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [115], Lipper Leader [97], Lipper Leader [73]; Consistent Return: Lipper Leader [112], Lipper Leader [97], Lipper Leader [51]; Tax Efficiency: Lipper Leader [115], Lipper Leader [97], Lipper Leader [73]. Templeton Global Bond Fund, in Lipper's Global Income Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [93], Lipper Leader [76], Lipper Leader [52]. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2003, Reuters, All Rights Reserved.

22.

Source: [Morningstar]© 9/30/06. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance does not guarantee future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 300; 176; 76 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 9/30/06, as applicable. For the three-, five- and 10-year periods ended 9/30/06, the Morningstar ratings were: Franklin Income Fund 5, 5, 5. The following fund was rated against 406; 320; 145 World Stock funds for the respective three-, five- and 10-year periods ended 9/30/06, as applicable. For the three-, five- and 10-year periods ended 9/30/06, the Morningstar ratings were: Templeton World Fund 3, 4, 4. The following funds were rated against 1115; 819; N/A Large Value funds for the respective three-, five- and 10-year periods ended 9/30/06, as applicable. For the three-, five- and 10-year periods ended 9/30/06, the Morningstar ratings were: Mutual Shares Fund 3, 4, N/A and Mutual Beacon Fund 3, 4, N/A. The following fund was rated against 127; 114; N/A Specialty-Financial funds for the respective three-, five- and 10-year periods ended 9/30/06, as applicable. For the three-, five- and 10-year periods ended 9/30/06, the Morningstar ratings were: Mutual Financial Services Fund 4, 4, N/A. The following fund was rated against 286; 267; 199 Muni National Long funds for the respective three-, five- and 10-year periods ended 9/30/06, as applicable. For the three-, five- and 10-year periods ended 9/30/06, the Morningstar ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4. The following fund was rated against 162; 142; 116 Muni California Long funds for the respective three-, five- and 10-year periods ended 9/30/06, as applicable. For the three-, five- and 10-year periods ended 9/30/06, the Morningstar ratings were: Franklin California High Yield Municipal Fund 5, 5, 5. The following fund was rated against 155; 131; 86 World Bond funds for the respective three-, five- and 10-year periods ended 9/30/06, as applicable. For the three-, five- and 10-year periods ended 9/30/06, the Morningstar ratings were: Templeton Global Bond Fund 5, 5, 4.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2005, and Franklin's Form 10-Q filings.

•      Our ability to maintain the beneficial tax treatment we anticipate with respect to foreign earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

• We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

•      Regulatory and legislative actions and reforms, particularly those specifically focused on the mutual fund industry, are making the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

• Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
• We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.
• We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

•      Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

• Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
• The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

•      Our increasing focus on international markets as a source of investments and sales of investment products subject us to increased exchange rate and other risks in connection with earnings and income generated overseas.

• Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
• We could suffer losses in earnings or revenue if our reputation is harmed.
• Our future results are dependent upon maintaining an appropriate level of expenses, which are subject to fluctuation.
• Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

•      Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•      Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

• Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
• Diverse and strong competition limits the interest rates that we can charge on consumer loans.
• Future sales of our common stock in the public market could adversely affect our stock price.

•      Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

• Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

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